UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
 Current Report

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

November 13, 2007
Date of report (Date of earliest event reported)

333-142283
Commission file number

Verso Paper Holdings LLC
 (Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

56-2597634
(IRS Employer Identification Number)

6775 Lenox Center Court
Memphis, Tennessee 38115
(901) 369-4100
(Address of principal executive offices and telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02. Results of Operations and Financial Condition

On November 13, 2007, Verso Paper Holdings LLC issued a press release announcing its earnings for the three-month and nine-month periods ended September 30, 2007.  This press release, dated November 13, 2007, is attached as Exhibit 99.1 to this report.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

The following exhibit is furnished pursuant to Item 2.02, is not to be considered “filed” under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and shall not be incorporated by reference into any of Verso Paper Holdings LLC’s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

Exhibit #	Description
99.1	Earnings Release for the quarter ended September 30, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 13, 2007
VERSO PAPER HOLDINGS LLC

	By:	/S/ Michael A. Jackson
Michael A. Jackson President and Chief Executive Officer (Principal Executive Officer)

By:	/S/ Robert P. Mundy
Robert P. Mundy Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

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